LEGG MASON PARTNERS INSTITUTIONAL TRUST

SUPPLEMENT DATED JULY 29, 2016

TO THE SUMMARY PROSPECTUS, PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION OF

WESTERN ASSET INSTITUTIONAL CASH RESERVES

The following supplements and replaces any information to the contrary in the Summary Prospectus, Prospectus and Statement of Additional Information of Western Asset Institutional Cash Reserves (the “Fund”).

The Fund is a feeder fund that invests in securities through an underlying mutual fund, Prime Cash Reserves Portfolio, that has the same investment objectives and strategies as the Fund, in what is called a master-feeder structure. The Board of Trustees of Prime Cash Reserves Portfolio has authorized the termination of Prime Cash Reserves Portfolio, which is expected to occur on or prior to August 31, 2016. In light of the upcoming termination of Prime Cash Reserves Portfolio, the Board of Trustees of the Fund believes that it is in the best interests of the Fund’s shareholders to withdraw the Fund’s investment from Prime Cash Reserves Portfolio and instead invest as a feeder fund in a different underlying mutual fund, Liquid Reserves Portfolio, on or about August 26, 2016 (the “Implementation Date”).

There will be no changes to the Fund’s investment objectives and strategies as a result of the Fund becoming a feeder fund of Liquid Reserves Portfolio. The Fund will continue to operate as a money market fund investing in accordance with Rule 2a-7 under the Investment Company Act of 1940 following the Implementation Date. Liquid Reserves Portfolio has the same investment objectives and strategies as the Fund and Prime Cash Reserves Portfolio. Liquid Reserves Portfolio also has the same investment manager, Legg Mason Partners Fund Advisor, LLC, and the same subadviser, Western Asset Management Company, as the Fund and Prime Cash Reserves Portfolio, and both are managed by the same portfolio managers. Prime Cash Reserves Portfolio and Liquid Reserves Portfolio have the same officers and Trustees, the same service providers, the same investment restrictions, the same policies and procedures. Furthermore, Prime Cash Reserves Portfolio and Liquid Reserves Portfolio are managed in a substantially similar manner, and have substantially similar portfolio holdings.

As a feeder fund of Liquid Reserves Portfolio, the Fund’s management fee will not increase, and the Fund’s operating expenses are not expected to increase.

Effective as of the Implementation Date, all references to Prime Cash Reserves Portfolio in the summary prospectus, statutory prospectus and statement of additional information are replaced with Liquid Reserves Portfolio.

Please retain this supplement for future reference.

WASX293760